                                                                  EXHIBIT 10.13

                                    AGREEMENT


                  Agreement (this "Agreement") made this 7th day of July, 1997 by and between DRM THIRTEEN REALTY CORPORATION, a Delaware corporation, DRM THIRTY-THREE REALTY CORPORATION, an Alabama corporation, DRM THIRTY-TWO REALTY CORPORATION, an Alabama corporation, DRM TWENTY-FIVE REALTY CORPORATION, a Delaware corporation, DRM TWENTY-FOUR REALTY CORPORATION, a Delaware corporation, DRM EIGHTEEN REALTY CORPORATION, a Delaware corporation, DRM FOUR REALTY CORPORATION, a Delaware corporation, DRM TWENTY-TWO REALTY CORPORATION, a Delaware corporation, DRM SEVENTEEN REALTY CORPORATION, a Delaware corporation, DRM SIX REALTY CORPORATION, a Delaware corporation, DRM FOURTEEN REALTY CORPORATION, a Delaware corporation, KINGSPORT ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership, all having an address c/o DRA Advisors, Inc., 1180 Avenue of the Americas, New York, New York 10036 (individually and collectively, "Seller") and RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership having an address at 27600 Northwestern Highway (Suite 200) Southfield, Michigan 48034 ("Purchaser").


                              W I T N E S S E T H :


                  WHEREAS, each Seller has entered into one or more contracts of sale (each a "Contract" and collectively the "Contracts") each dated July 7, 1997 with Purchaser with respect to each Property referred to in the Contracts (collectively, the "Properties"); and

                  WHEREAS, Seller and Purchaser desire to supplement the terms and provisions of the Contracts as herein provided.

                  NOW THEREFORE, the parties agree as follows:

                  1. Except as otherwise defined, all capitalized terms used herein shall have the same meanings ascribed to them in the Contracts.

                  2. In addition to any rights of Seller under the Contracts to adjourn the Closing, Seller shall have the right to adjourn the Closing under one or more of the Contracts to such date as would allow the Closing under all of the Contracts to occur simultaneously. The preceding sentence notwithstanding, if Seller adjourns the Closing under (a) the Contract relating to Highland Square, Crossville, Tennessee ("Crossville") pursuant to Section 4(c)(ii) thereof to satisfy the Existing Mortgage thereunder or (b) any Contract pursuant to Sections 6(d)(iii) or 12(c) for more than sixty (60) days, Seller shall not be entitled, solely by reason thereof, to adjourn the Closing under the other Contracts.

                  3. A default under any Contract or under this Agreement shall be deemed a default under all of the Contracts.

                  4. (a) Except as provided in subparagraph (b) below, upon election by Purchaser or Seller to cancel or terminate a Contract for any reason whatsoever (including, but not limited to, pursuant to Sections 18, 19, 25, 26 or 28 thereunder) Seller may elect, for any or no reason whatsoever, to cancel all of the Contracts. Seller shall make such election by notice to Purchaser within fifteen (15) business days after (i) receipt of Purchaser's notice of canecellation or termination or (ii) giving Seller's notice of cancellation or termination. If Seller elects to cancel all of the Contracts, Seller shall reimburse Purchaser for its actual out-of-pocket expenses incurred in procuring environmental and engineering reports for each Property, not to exceed $6,500.00 per Property, provided that Purchaser delivers to Seller true and complete copies of the reports for which reimbursement is being requested together with a certification from each of the consultants or contractors who prepared the report stating that Seller may rely on the contents of the reports. Seller shall have no reimbursement obligation if any Contract is cancelled pursuant to
Section 28 thereof or by reason of a default of Purchaser.

                           (b)  Notwithstanding  the provisions of  subparagraph
(a) above, Seller shall not have the right to elect that Purchaser be deemed to cancel all of the Contracts if Purchaser elects after the expiration of Purchaser's Due Diligence Period to cancel a Contract solely by reason of the provisions of Section 6(d)(ii) or Section 12 thereof.

                  5. Except with respect to the Existing Mortgage affecting Crossville, Purchaser may elect, by notice given to Seller on or before August 1, 1997, that Seller discharge any Existing Mortgage which was otherwise contemplated by a Contract to continue to encumber a Property. Such election by Purchaser shall be irrevocable.

                  6. Notwithstanding the provisions of Sections 8, 18 and 25 of the Contracts each reference to the sum of (a) $100,000 in Section 8, (b) the Maximum Title Expense in Section 18 and (c) the Maximum Representation Expense in Section 25, shall be deemed to be a reference to an aggregate amount with respect to all of the Contracts and all of the Properties. For example, if the sum of money required to remove a Non-Permitted Title Objection under Section 18(c) of a Contract exceeds the Maximum Title Expense (viz. $250,000) Seller shall have no obligation to remove any Non-Permitted Title Objection pursuant to
Section 18(c) of any other Contract.

                  7. Any assignment permitted under Section 21 of the Contract shall be conditioned upon (a) the simultaneous assignment of all Contracts and this Agreement to the same Assignee and (b) the assumption by said Assignee of all obligations of Purchaser under the Contracts and this Agreement. Except as permitted pursuant to Section 21 of the Contract, this Agreement may not be assigned by Purchaser without the prior written consent of Seller.

                  8. The Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written.


                                    SELLER:

Fed ID No.:                        DRM THIRTEEN REALTY CORPORATION, a Delaware
                                   corporation
62-1405098
                                            By /s/ Authorized Signature
                                               ----------------------------
                                               Name:
                                               Title:

Fed ID No.:                        DRM THIRTY-THREE REALTY CORPORATION, an
                                   Alabama corporation
13-3598004
                                            By /s/ Authorized Signature
                                               ----------------------------
                                               Name:
                                               Title:

Fed ID No.:                        DRM THIRTY-TWO REALTY CORPORATION, an
                                   Alabama corporation
13-3598002
                                            By /s/ Authorized Signature
                                               ----------------------------
                                               Name:
                                               Title:

Fed ID No.:                        DRM TWENTY-FIVE REALTY CORPORATION, a
                                   Delaware corporation
62-1412732
                                            By /s/ Authorized Signature
                                               ----------------------------
                                               Name:
                                               Title:

Fed ID No.:                        DRM TWENTY-FOUR REALTY CORPORATION, a
                                   Delaware corporation
13-3554624
                                            By /s/ Authorized Signature
                                               ----------------------------
                                               Name:
                                               Title:

Fed ID No.:                        DRM EIGHTEEN REALTY CORPORATION, a Delaware
                                   corporation
57-0896362
                                              By /s/ Authorized Signature
                                                 -----------------------------
                                                Name:
                                                Title:

Fed ID No.:                        DRM FOUR REALTY CORPORATION, a Delaware
                                   corporation
62-1373896
                                              By /s/ Authorized Signature
                                                 -----------------------------
                                                Name:
                                                Title:

Fed ID No.:                        DRM TWENTY-TWO REALTY CORPORATION, a
                                   Delaware corporation
62-1412736
                                              By /s/ Authorized Signature
                                                 -----------------------------
                                                Name:
                                                Title:

Fed ID No.:                        DRM SEVENTEEN REALTY CORPORATION, a
                                   Delaware corporation
57-0902535
                                              By /s/ Authorized Signature
                                                 -----------------------------
                                                Name:
                                                Title:

Fed ID No.:                        DRM SIX REALTY CORPORATION, a Delaware
                                   corporation
58-1818283
                                              By /s/ Authorized Signature
                                                 -----------------------------
                                                Name:
                                                Title:

Fed ID No.:                        DRM FOURTEEN REALTY CORPORATION, a Delaware
                                   corporation
58-1857903
                                              By /s/ Authorized Signature
                                                 -----------------------------
                                                Name:
                                                Title:

Fed ID No.:               KINGSPORT ASSOCIATES LIMITED PARTNERSHIP,
                          a Delaware limited partnership
13-3765439
                                   By:      DRM THIRTY-FOUR REALTY CORPORATION,
                                            a Delaware Corporation


                                            By /s/ Authorized Signature
                                               --------------------------------
                                              Name:
                                              Title:


                          PURCHASER:


Fed ID No.:               RAMCO-GERSHENSON PROPERTIES, L.P.
                                   By: RAMCO-GERSHENSON PROPERTIES TRUST,
                                       a Massachusetts Business Trust


                                   By /s/ Authorized Signature
                                     --------------------------------
                                     Name:
                                     Title:





ESCROWEE:


         TENZER GREENBLATT LLP


         BY /s/ Authorized Signature
           --------------------------------
           Name:
           Title: